                                                                    EXHIBIT 10.4




                             NONEMPLOYEE DIRECTOR
                             STOCK INCENTIVE PLAN

                            NIPSCO INDUSTRIES, INC.

             (AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 1, 1998)

                               TABLE OF CONTENTS
                               -----------------


ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION..........................  -1-
            1.1    Establishment of the Plan..............................  -1-
            1.2    Purpose of the Plan....................................  -1-
            1.3    Duration of the Plan...................................  -2-

ARTICLE 2.  DEFINITIONS...................................................  -2-

ARTICLE 3.  ADMINISTRATION................................................  -4-
            3.1    The Board of Directors.................................  -4-
            3.2    Administration by the Board............................  -5-
            3.3    Decisions Binding......................................  -5-

ARTICLE 4.  SHARES SUBJECT TO THE PLAN....................................  -5-
            4.1    Number of Shares.......................................  -5-
            4.2    Lapsed Awards..........................................  -5-
            4.3    Adjustments in Authorized Shares.......................  -6-

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION.................................  -7-
            5.1    Eligibility............................................  -7-
            5.2    Actual Participation...................................  -7-

ARTICLE 6.  RESTRICTED STOCK..............................................  -7-
            6.1    Initial Grant of Restricted Stock......................  -7-
            6.2    Future Grants of Restricted Stock......................  -7-
            6.3    Restricted Stock Award Agreement.......................  -8-
            6.4    Transferability........................................  -8-
            6.5    Other Restrictions.....................................  -8-
            6.6    Certificate Legend.....................................  -9-
            6.7    Vesting................................................  -9-
            6.8    Termination of Directorship............................ -10-
            6.9    Voting Rights.......................................... -10-
            6.10   Dividends and Other Distributions...................... -10-

ARTICLE 7.  NONQUALIFIED STOCK OPTIONS.................................... -10-
            7.1    Potential Grants of Options............................ -10-
            7.2    Option Award Agreement................................. -11-
            7.3    Option Price........................................... -11-
            7.4    Duration of Options.................................... -11-
            7.5    Vesting of Shares Subject to Option.................... -11-
            7.6    Termination of Directorship............................ -12-

            7.7    Payment................................................ -13-
            7.8    Restrictions on Share Transferability.................. -13-
            7.9    Nontransferability of Options.......................... -13-

ARTICLE 8.  CHANGE IN CONTROL............................................. -14-

ARTICLE 9.  AMENDMENT, MODIFICATION, AND TERMINATION...................... -15-
            9.1    Amendment, Modification, and Termination............... -15-
            9.2    Awards Previously Granted.............................. -15-

ARTICLE 10. MISCELLANEOUS................................................. -16-
            10.1   Gender and Number...................................... -16-
            10.2   Severability........................................... -16-
            10.3   Indemnification........................................ -16-
            10.4   Beneficiary Designation................................ -16-
            10.5   No Right of Nomination................................. -17-
            10.6   Shares Available....................................... -17-
            10.7   Additional Compensation................................ -17-
            10.8   Successors............................................. -17-
            10.9   Requirements of Law.................................... -18-
            10.10  Governing Law.......................................... -18-

                             NONEMPLOYEE DIRECTOR
                             STOCK INCENTIVE PLAN
                            NIPSCO INDUSTRIES, INC.

             (AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 1, 1998)

     WHEREAS, NIPSCO Industries, Inc. (the "Company") adopted the NIPSCO Industries, Inc. Nonemployee Director Stock Incentive Plan, effective February 1, 1992, as last amended effective December 16, 1997; and

     WHEREAS, pursuant to Section 9.1 of the Plan, the Company wishes to amend the Plan in certain respects and restate it in a single document;

     NOW THEREFORE, the Plan is hereby amended and restated, effective February 1, 1998, as follows:


               ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION

     1.1 Establishment of the Plan. NIPSCO Industries, Inc. hereby establishes an incentive compensation plan to be known as the "NIPSCO Industries, Inc. Nonemployee Director Stock Incentive Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Restricted Stock and Nonqualified Stock Options to Nonemployee Directors, subject to the terms and provisions set forth herein.

     Upon approval by the Board of Directors of the Company, subject to ratification within twelve (12) months by an affirmative vote of a majority of Shares present and entitled to vote at the April 8, 1992 annual shareholders meeting at which a quorum was present, the Plan became effective as of February 1, 1992 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

     1.2 Purpose of the Plan. The purpose of the Plan is to promote the achievement of long-term objectives of the Company by linking the personal interests of Nonemployee Directors to those of Company shareholders, and to attract and retain Nonemployee Directors of outstanding competence.

     1.3 Duration of the Plan. The Plan commenced on February 1, 1992 and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 9 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after April 30, 2002.

                            ARTICLE 2.  DEFINITIONS
                            -----------------------

     Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

     (a) "Award" means, individually or collectively, a grant of Restricted Stock or Nonqualified Stock Options under the Plan.

     (b) "Award Agreement" means an agreement entered into by and between the Company and a Nonemployee Director, setting forth the terms and provisions applicable to an Award granted under the Plan.

     (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     (d) "Board" or "Board of Directors" means the Board of Directors of the Company, and includes any committee of the Board of Directors designated by the Board to administer part or all of the Plan.

     (e) "Change in Control" of the Company shall be deemed to have occurred if any one of the occurrences of "Change in Control" set forth in the Change in Control and

            Termination Agreements between the Company and certain executive officers thereof shall have been satisfied.

     (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (g) "Company" means NIPSCO Industries, Inc., an Indiana corporation, or any successor thereto as provided in Section 10.8 herein.

     (h) "Director" means any individual who is a member of the Board of Directors of the Company.

     (i) "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3), as determined by the Board in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Board, who are qualified to give professional medical advice.

     (j) "Employee" means any full-time, nonunion, salaried employee of the Company. For purposes of the Plan, an individual whose only employment relationship with the Company is as a Director, shall not be deemed to be an Employee.

     (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     (1) "Fair Market Value" means the average of the highest and lowest quoted selling prices for Shares on the relevant date, or (if there were no sales on such date) the weighted average of the mean between the highest and lowest quoted selling prices on the nearest day before the nearest day after the relevant date, as reported in The Wall Street Journal or a similar publication selected by the Board.

     (m) "Nonemployee Director" means any individual who is a member of the Board of Directors of the Company, but who is not otherwise an Employee of the Company.

     (n) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 7 herein.

     (o)    "Option" means a Nonqualified Stock Option granted under the Plan.

     (p) "Parent" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

     (q) "Participant" means a Nonemployee Director of the Company who has outstanding a viable Award granted under the Plan.

     (r) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way, and the Shares are subject to a substantial risk of forfeiture, as provided in
            Article 6 herein.

     (s)    "Person" shall have the meaning ascribed to such term in
            Section 3(a) (9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

     (t) "Restricted Stock" means an Award granted to a Nonemployee Director pursuant to Article 6 herein.

     (u) "Shares" means the common shares of NIPSCO Industries, Inc., without par value.

                          ARTICLE 3.  ADMINISTRATION
                          --------------------------

     3.1 The Board of Directors. The Plan shall be administered by the Board of Directors of the Company, subject to the restrictions set forth in the Plan.

     3.2 Administration by the Board. The Board shall have the full power, discretion, and authority to interpret and administer the Plan in a manner which is consistent with the Plan's provisions. However, in no event shall the Board have the power to determine Plan eligibility, or to determine the number, the value, the vesting period, or the timing, of Awards to be made under the Plan (all such determinations are automatic pursuant to the provisions of the Plan). Notwithstanding the preceding sentence, the Board shall have the authority to designate whether an upcoming grant of Awards shall consist of Restricted Stock or Nonqualified Stock Options.

     3.3 Decisions Binding. All determinations and decisions made by the Board pursuant to the provisions of the Plan, and all related orders or resolutions of the Board, shall be final, conclusive, and binding on all persons, including the Company, its stockholders, employees, Participants, and their estates and beneficiaries.


                    ARTICLE 4.  SHARES SUBJECT TO THE PLAN
                    --------------------------------------

     4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan may not exceed one hundred thousand (100,000) (two hundred thousand (200,000) after January 30, 1998).

     4.2 Lapsed Awards. If any Share of Restricted Stock or Share under an Option granted under the Plan terminates, expires, or lapses for any reason, any such Shares of Restricted Stock and any Shares subject to purchase pursuant to such Option, again shall be available for grant under the Plan. However, in the event that prior to the Award's termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Share subject to such Award shall not be made available for regrant under the Plan.

     4.3 Adjustments in Authorized Shares. (i) Appropriate adjustments in the aggregate number of Shares issuable pursuant to the Plan, the number of Shares subject to each outstanding Award granted under the Plan and the option price with respect to Options, shall be made to give effect to any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares, whether through recapitalization, stock split, reverse stock split, spin-off, spin-out or other distribution of assets to stockholders, stock distributions or combinations of shares, payment of stock dividends, other increase or decrease in the number of such Shares outstanding effected without receipt of consideration by the Company, or any other occurrence for which the Board determines an adjustment is appropriate.

     (ii) In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, or an acquisition by the Company of the stock or assets of any other corporation or corporations, there shall be substituted on an equitable basis, as determined by the Board in its sole discretion, for each Share then subject to the Plan, and for each Share then subject to an Award granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of Shares of the Company are entitled pursuant to such transaction.

     (iii) Without limiting the generality of the foregoing provisions of this paragraph, any such adjustment shall be deemed to have prevented any dilution or enlargement of a Participant's rights, if such Participant receives in any such adjustment, rights that are substantially similar (after taking into account the fact that the Participant has not paid the applicable option price) to the rights the

Participant would have received had he exercised his outstanding Award and become a shareholder of the Company immediately prior to the event giving rise to such adjustment. Adjustments under this paragraph shall be made by the Board, whose decision as to the amount and timing of any such adjustment shall be conclusive and binding on all persons.

                   ARTICLE 5.  ELIGIBILITY AND PARTICIPATION
                  ------------------------------------------

     5.1 Eligibility. Persons eligible to participate in the Plan are limited to Nonemployee Directors who are serving on the Board on the date of each scheduled grant under the Plan.

     5.2 Actual Participation. All eligible Nonemployee Directors shall receive grants of Restricted Stock and Options pursuant to the terms and provisions set forth in Articles 6 and 7 herein.

                         ARTICLE 6.  RESTRICTED STOCK
                         -----------------------------

     6.1 Initial Grant of Restricted Stock. Each person who was a Nonemployee Director on the Effective Date was granted two hundred fifty (250) Shares of Restricted Stock for each year of service as a Nonemployee Director of the Company or its predecessor (The number of years of service was determined as of the date of the first annual meeting of shareholders of the Company following the Effective Date).

     6.2 Future Grants of Restricted Stock. Upon each election (or reelection, as applicable) of a Nonemployee Director to serve on the Board, such Nonemployee Director shall be granted one thousand (1,000) (two thousand (2000) after January 30, 1998) Shares of Restricted Stock, subject to the terms of the Plan. Each such grant shall be made as of the first day of the Board term of the newly-elected (or reelected, as applicable) Nonemployee Director, which begins immediately following such election (or reelection, as applicable).

     In the event that the Board properly designates (pursuant to Section 3.2 herein) that a scheduled Award grant will consist of Options rather than Restricted Stock, then such grant shall be governed by the terms and provisions of Article 7 herein, which shall in such event completely supersede and replace the terms and provisions of this Section 6.2.

     6.3 Restricted Stock Award Agreement. Each Restricted Stock grant under the Plan shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Stock Shares granted, and such other provisions as the Board shall determine consistent with the Plan.

     6.4 Transferability. Except as provided in this Section 6.4, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction specified in the Restricted Stock Award Agreement. However, in no event may any Shares of Restricted Stock granted under the Plan become vested in a Participant prior to six (6) months following the date of its grant. Prior to vesting, all rights with respect to Shares of Restricted Stock granted to a Nonemployee Director under the Plan shall be available during his or her lifetime only to such Director.

     6.5 Other Restrictions. The Board shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable, including restrictions imposed under Section 7.8 hereof. Any restriction imposed on Shares of Restricted Stock shall be included in a legend appearing on the certificates representing Shares of Restricted Stock.

     6.6 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 6.5 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

     "The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the NIPSCO Industries, Inc. Nonemployee Director Stock Incentive Plan, and in a Restricted Stock Award Agreement. A copy of the Plan and such Restricted Stock Award Agreement may be obtained from the Secretary of NIPSCO Industries, Inc."

     6.7 Vesting. Except as otherwise provided in the Plan, all Shares of Restricted Stock granted under the Plan shall vest and become freely transferable by the Director according to the following schedule:


                             Annual                Cumulative
      Anniversary         Percentage of           Percentage of
     of Grant Date      Shares Which Vest    Shares Which are Vested
     ----------------   ------------------   ------------------------
          1                    20%                     20%
          2                    20%                     40%
          3                    20%                     60%
          4                    20%                     80%
          5                    20%                    100%

     Regardless of the vesting schedule set forth above, all Shares of Restricted Stock held by a Participant shall immediately become one hundred percent (100%) vested upon the first to occur of the following:

     (a)    The completion of the vesting schedule set forth above; or

     (b)    The death of the Participant; or

     (c)    The Disability of the Participant; or

     (d)    The effective date of a Change in Control of the Company.

     Following vesting, each Director shall be entitled to have the legend required by Section 6.5 and/or Section 6.6 removed from his or her Share certificate.

     6.8 Termination of Directorship. In the event a Participant ceases to be a Director for any reason other than death or Disability, all Shares of Restricted Stock not vested as of the effective date of termination shall be forfeited and shall revert back to the Company (with no further vesting to occur). In the event a Participant ceases to be a Director by reason of death or Disability, all Shares of Restricted Stock granted under the Plan shall immediately vest one hundred percent (100%).

     6.9 Voting Rights. During the Period of Restriction, Directors holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to such Shares.

     6.10 Dividends and Other Distributions. During the Period of Restriction, Directors holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to such Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

                    ARTICLE 7.  NONQUALIFIED STOCK OPTIONS
                    ---------------------------------------

     7.1 Potential Grants of Options. In the event that the Board properly designates (pursuant to Section 3.2 herein) that a scheduled Award will consist of Options rather than Restricted Stock, then each eligible Nonemployee Director shall be granted an Option to purchase three thousand (3,000) (six thousand
(6000) after January 30, 1998) Shares, subject to the terms and provisions of the Plan. A Nonemployee Director shall be deemed to be eligible for such an Option grant if the Director is elected (or reelected, as applicable) to serve on the Board pursuant to the shareholder vote for which such Award grant is applicable. Each such grant shall be made as of the first day of the Board term of the newly-elected (or reelected, as applicable) Nonemployee Director, which begins immediately following such election (or reelection, as applicable).

     7.2 Option Award Agreement. Each Option grant shall be evidenced by an Option Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares available for purchase under the Option, and such other provisions as the Board shall determine.

     7.3 Option Price. The purchase price per Share available for purchase under an Option shall equal the Fair Market Value of a Share on the date the Option is granted.

     7.4 Duration of Options. Each Option shall expire on the tenth (10th) anniversary date of its grant.

     7.5 Vesting of Shares Subject to Option. Participants shall be entitled to exercise Options at any time and from time to time, but no sooner than the time period beginning six (6) months after the grant of the Option, and ending ten (10) years after grant of the Option, and according to the following vesting schedule:

                              Annual                 Cumulative
      Anniversary         Percentage of            Percentage of
     of Grant Date      Options Which Vest    Options Which are Vested
     ----------------   -------------------   -------------------------
           1                   20%                       20%
           2                   20%                       40%
           3                   20%                       60%
           4                   20%                       80%
           5                   20%                      100%

Regardless of the vesting schedule set forth in this Section 7.5, all Options held by a Participant shall immediately become one hundred percent (100%) vested upon the first to occur of the following:

     (a)    The completion of the vesting schedule set forth above; or

     (b)    The death of the Participant; or

     (c)    The Disability of the Participant; or

     (d)    The effective date of a Change in Control of the Company.

     7.6 Termination of Directorship. In the event a Participant ceases to be a Director for any reason other than death or Disability, all Options not vested as of the effective date of termination shall be forfeited and shall revert back to the Company (with no further vesting to occur). All Options which are vested as of such date shall remain exercisable for six (6) months following the date the Director's service on the Board terminates, or until their expiration date, whichever period is shorter.

     To the extent an Option is exercisable immediately following the date of death (or immediately following the date that the Board determines that the definition of Disability is satisfied, as applicable), it shall remain exercisable at any time prior to its expiration date, or for one (1) year after the date of death (or after the date that the Board determines that the definition of Disability is satisfied, as applicable), whichever period is shorter, by the Participant or such person or persons as shall have been named as the Participant's legal representative or beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution. Options which vest pursuant to a Change in Control shall remain exercisable throughout their entire term.

     7.7 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total Option Price of the Shares for which the Option is being exercised (provided that the Shares tendered upon Option exercise have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased pursuant to the exercise of the Option.

     7.8 Restrictions on Share Transferability. The Board shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     7.9 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable, during his lifetime, only by such Participant. Notwithstanding the preceding provisions of this Section, a Participant, at any time prior to his death, may assign all or any portion of an Option granted to him under the Plan to (i) his spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his spouse or lineal descendant, or (iii) a tax-exempt organization as described in Section 501(c)(3) of the Code. In such event the spouse, lineal descendant, trustee or tax-exempt organization will be entitled to all of the rights of the Participant with respect to the assigned portion of such Option, and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option as set forth herein, and in the related Option Award Agreement, immediately prior to the effective date of the assignment. Any such assignment will be permitted only if
(i) the Participant does not receive any consideration therefor, and (ii) the assignment is expressly approved by the Board or its delegate. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and a copy thereof shall be delivered to the Board or its delegate on or prior to the effective date of the assignment.


                         ARTICLE 8.  CHANGE IN CONTROL
                        ------------------------------

     In the event of a Change in Control of the Company, all Awards granted under the Plan that are still outstanding and not yet vested, shall become immediately one hundred percent (100%) vested in each Participant, as of the effective date of the Change in Control, and shall remain as such for the remaining life of the Award, as such life is provided herein, and within the provisions of the related Award Agreements. All Options that are outstanding as of the effective date of the Change in Control shall remain exercisable for the remaining lives of the Options.

             ARTICLE 9.  AMENDMENT, MODIFICATION, AND TERMINATION
             -----------------------------------------------------

     9.1 Amendment, Modification, and Termination. Subject to the terms set forth in this Section 9.1, the Board may terminate, amend, or modify the Plan at any time and from time to time; provided, however, that the provisions set forth in the Plan regarding the amount of securities to be awarded to Directors, the price of securities to be awarded to Directors, and the timing of awards to Directors, may not be amended more than once within any six (6) month period.

     Without the approval of the shareholders of the Company (as may be required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Shares are then listed or reported, or by a regulatory body having jurisdiction with respect hereto) no such termination, amendment, or modification may:

     (a) Increase the total number or value of Shares which may be available for grants of Awards under the Plan, except as provided in
            Section 4.3 herein; or

     (b) Change the class of Participants eligible to participate in the Plan; or

     (c) Materially increase the cost of the Plan, or materially increase the benefits to Participants; or

     (d) Extend the maximum period after the date of grant during which Options may be exercised; or

     (e)    Change the provisions of the Plan regarding Option Price.

     9.2 Awards Previously Granted. Unless required by law, no termination, amendment, or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant holding the Award.

                           ARTICLE 10. MISCELLANEOUS
                          --------------------------

     10.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     10.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     10.3 Indemnification. Each individual who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

     The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     10.4 Beneficiary Designation. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom

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any benefit under the Plan is to be paid in the event of his or her death
(and/or who may exercise the Participant's vested Options following his or her death). Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Board during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate (and, subject to the terms and provisions of the Plan, any unexercised vested Options may be exercised by the administrator or executor of the Participant's estate).

     10.5 No Right of Nomination. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's shareholders.

     10.6 Shares Available. The Shares made available pursuant to Awards under the Plan may be either authorized but unissued Shares, or Shares which have been or may be reacquired by the Company, as determined from time to time by the Board.

     10.7 Additional Compensation. Shares granted under the Plan shall be in addition to any annual retainer, attendance fees, or other compensation payable to each Participant as a result of his or her service on the Board.

     10.8 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

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     10.9   Requirements of Law. The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     10.10 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Indiana.

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